                                                                 EXHIBIT (z)(1)

Item 27(a)
----------

                    Van Kampen U.S. Government Trust
                        Van Kampen U.S. Government Fund
                    Van Kampen Tax Free Trust
                        Van Kampen Insured Tax Free Income Fund
                        Van Kampen Tax Free High Income Fund
                        Van Kampen California Insured Tax Free Fund
                        Van Kampen Municipal Income Fund
                        Van Kampen Intermediate Term Municipal Income Fund Van Kampen Florida Insured Tax Free Income Fund Van Kampen New York Tax Free Income Fund
                        Van Kampen California Tax Free Income Fund*
                        Van Kampen Michigan Tax Free Income Fund*
                        Van Kampen Missouri Tax Free Income Fund*
                        Van Kampen Ohio Tax Free Income Fund*
                    Van Kampen Trust
                        Van Kampen High Yield Fund
                        Van Kampen Short-Term Global Income Fund
                        Van Kampen Strategic Income Fund
                    Van Kampen Equity Trust
                        Van Kampen Aggressive Growth Fund
                        Van Kampen Great American Companies Fund
                        Van Kampen Growth Fund
                        Van Kampen Mid Cap Value Fund
                        Van Kampen Prospector Fund
                        Van Kampen Small Cap Value Fund
                        Van Kampen Utility Fund
                    Van Kampen Equity Trust II
                        Van Kampen Technology Fund
                    Van Kampen Pennsylvania Tax Free Income Fund
                    Van Kampen Tax Free Money Fund
                    Van Kampen Prime Rate Income Trust
                    Van Kampen Senior Floating Rate Fund
                    Van Kampen Comstock Fund
                    Van Kampen Corporate Bond Fund
                    Van Kampen Emerging Growth Fund
                    Van Kampen Enterprise Fund
                    Van Kampen Equity Income Fund
                    Van Kampen Exchange Fund
                    The Explorer Institutional Trust
                          Explorer Institutional Active Core Fund
                          Explorer Institutional Limited Duration Fund

                    Van Kampen Limited Maturity Government Fund
                    Van Kampen Global Managed Assets Fund
                    Van Kampen Government Securities Fund
                    Van Kampen Growth and Income Fund
                    Van Kampen Harbor Fund
                    Van Kampen High Income Corporate Bond Fund
                    Van Kampen Life Investment Trust on behalf of its series
                        Asset Allocation Portfolio
                        Comstock Portfolio
                        Domestic Income Portfolio
                        Emerging Growth Portfolio
                        Enterprise Portfolio
                        Global Equity Portfolio
                        Government Portfolio
                        Growth and Income Portfolio
                        Money Market Portfolio
                        Strategic Stock Portfolio
                        Morgan Stanley Real Estate Securities Portfolio
                    Van Kampen Pace Fund
                    Van Kampen Real Estate Securities Fund
                    Van Kampen Reserve Fund
                    Van Kampen Tax Exempt Trust
                        Van Kampen High Yield Municipal Fund
                    Van Kampen U.S. Government Trust for Income
                    Van Kampen World Portfolio Series Trust
                        Van Kampen Global Government Securities Fund
                    Van Kampen Series Fund, Inc.
                        Van Kampen American Value Fund
                        Van Kampen Asian Growth Fund
                        Van Kampen Emerging Markets Debt Fund*
                        Van Kampen Emerging Markets Fund
                        Van Kampen Equity Growth Fund
                        Van Kampen European Equity Fund
                        Van Kampen Focus Equity Fund
                        Van Kampen Global Equity Allocation Fund
                        Van Kampen Global Equity Fund
                        Van Kampen Global Fixed Income Fund
                        Van Kampen Global Franchise Fund
                        Van Kampen Growth and Income Fund II*
                        Van Kampen High Yield & Total Return Fund
                        Van Kampen International Magnum Fund
                        Van Kampen Japanese Equity Fund*
                        Van Kampen Latin American Fund
                        Van Kampen Mid Cap Growth Fund
                        Van Kampen Value Fund
                        Van Kampen Worldwide High Income Fund

Insured Municipals Income Trust                                           Series 414
Strategic Municipal Trust, Intermediate                                   Series 2
California Insured Municipals Income Trust                                Series 182
FLORIDA INSURED MUNICIPALS INCOME TRUST                                   SERIES 127
MICHIGAN INSURED MUNICIPALS INCOME TRUST                                  SERIES 159
Missouri Insured Municipals Income Trust                                  Series 113
PENNSYLVANIA INSURED MUNICIPALS INCOME TRUST                              SERIES 245
Virginia Investors' Quality Tax-Exempt Trust                              Series 86
THE DOW(SM) STRATEGIC 10 TRUST                                            OCTOBER 1999
                                                                          SERIES
THE DOW(SM) STRATEGIC 10 TRUST                                            OCTOBER 1999
                                                                          TRADITIONAL
                                                                          SERIES
THE DOW(SM) STRATEGIC 5 TRUST                                             OCTOBER 1999
                                                                          SERIES
THE DOW(SM) STRATEGIC 5 TRUST                                             OCTOBER 1999
                                                                          TRADITIONAL
                                                                          SERIES
EAFE STRATEGIC 20 TRUST                                                   OCTOBER 1999
                                                                          SERIES
STRATEGIC PICKS OPPORTUNITY TRUST                                         OCTOBER 1999
                                                                          SERIES
Great International Firms Trust                                           Series 9
Brand Name Equity Trust                                                   Series 10
Dow 30 Index Trust                                                        Series 8
Dow 30 Index and Treasury Trust                                           Series 10
Global Energy Trust                                                       Series 10
Financial Institutions Trust                                              Series 1
Edward Jones Select Growth Trust                                          August 1999
                                                                          Series
Internet Trust                                                            Series 16A
Internet Trust                                                            Series 16B
Morgan Stanley High-Technology 35 Index Trust                             Series 8A
Morgan Stanley High-Technology 35 Index Trust                             Series 8B
Pharmaceutical Trust                                                      Series 7A
Pharmaceutical Trust                                                      Series 7B
Telecommunications & Bandwidth Trust                                      Series 7A
Telecommunications and Bandwidth Trust                                    Series 7B
New Frontier Utility Trust                                                Series 7A
New Frontier Utility Trust                                                Series 7B
Roaring 2000s Trust                                                       Series 3
Roaring 2000s Trust Traditional                                           Series 3
Robert Baird - Utility & Communications Trust                             Series 1
Josephthal - Small Cap Focus Portfolio                                    Series 1
Morgan Stanley Multinational Index Trust                                  Series 1A
Morgan Stanley Multinational Index Trust                                  Series 1B
Software Trust                                                            Series 1A
Software Trust                                                            Series 1B
Gruntal - E-Commerce Software Growth Trust                                Series 1
Wheat First Union - Mid-Cap Banking Opportunity Trust                     Series 1


             * Funds that have not commenced investment operations.